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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 4, 1997



                        HOUSTON LIGHTING & POWER COMPANY
             (Exact name of registrant as specified in its charter)


          TEXAS                        1-3187                74-0694415
(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                   Identification No.)


            1111 LOUISIANA
            HOUSTON, TEXAS                                 77002
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code:  713/207-1111
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ITEM 5. OTHER EVENTS.

          On January 30, 1997, Houston Lighting & Power Company (the "Company") and HL&P Capital Trust I ("Capital Trust I") entered into an Underwriting Agreement covering the issue and sale by Capital Trust I of 10,000,000 8.125% Trust Preferred Securities (the "Preferred Securities"), Series A (liquidation amount $25 per Preferred Security). The Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-20069, 333-20069-01, 333-20069-02,
333-20069-03, and 333-20069-04) of the Company, Capital Trust I, HL&P Capital Trust II ("Capital Trust II"), HL&P Capital Trust III and HL&P Capital Trust IV (the "Registration Statement").

          On January 30, 1997, the Company and Capital Trust II entered into an Underwriting Agreement covering the issue and sale by Capital Trust II of 100,000 8.257% Capital Securities (the "Capital Securities"), Series B (liquidation amount $1,000 per Capital Security). The Capital Securities were registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, AND EXHIBITS.

          (c) Exhibits.

          The following exhibits are filed herewith:

          1.1 Underwriting Agreement, dated as of January 30, 1997, among the Company, Capital Trust I and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., PaineWebber Incorporated, Prudential Securities Incorporated and Smith Barney Inc., as Representatives of the Underwriters set forth therein.

          1.2 Underwriting Agreement, dated as of January 30, 1997, among the Company, Capital Trust II and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1 Junior Subordinated Debenture Indenture, dated as of February 1, 1997, between the Company and The Bank of New York, as Trustee.

          4.2-A Supplemental Indenture No. 1, dated as of February 1, 1997, providing for the issuance of the Company's 8.125% Junior Subordinated Deferrable Interest Debentures, Series A, due March 31, 2046.

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          4.2-B  Supplemental Indenture No. 2, dated as of February 1, 1997, providing for the issuance of the Company's 8.257% Junior Subordinated Deferrable Interest Debentures, Series B, due February 1, 2037.

          4.3-A Amended and Restated Trust Agreement, dated as of February 4, 1997, of Capital Trust I.

          4.3-B Amended and Restated Trust Agreement, dated as of February 4, 1997, of Capital Trust II.

          4.4-A   Form of Preferred Security of Capital Trust I (included in
                  Exhibit 4.3-A above).

          4.4-B   Form of Capital Security of Capital Trust II (included in
                  Exhibit 4.3-B above).

          4.5-A Form of 8.125% Junior Subordinated Deferrable Interest Debenture, Series A (included in Exhibit 4.2-A above).

          4.5-B Form of 8.257% Junior Subordinated Deferrable Interest Debenture, Series B (included in Exhibit 4.2-B above).

          4.6-A Guarantee Agreement, dated as of February 4, 1997, relating to Capital Trust I.

          4.6-B Guarantee Agreement, dated as of February 4, 1997, relating to Capital Trust II.

          4.7-A Agreement as to Expenses and Liabilities relating to Capital Trust I (included in Exhibit 4.3-A above).

          4.7-B Agreement as to Expenses and Liabilities relating to Capital Trust II (included in Exhibit 4.3-B above).

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOUSTON LIGHTING & POWER COMPANY



Date: February 12, 1997             By: /s/ MARY P. RICCIARDELLO
                                       ------------------------------
                                       Mary P. Ricciardello
                                       Vice President and Comptroller

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